UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2026

Blackstone Infrastructure Strategies L.P.

(Exact name of Registrant as specified in its charter)

Delaware	000-56672	99-4067586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

345 Park Avenue
New York, New York 10154
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 583-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2026, Blackstone Infrastructure Strategies Associates L.P., the general partner of Blackstone Infrastructure Strategies L.P. (the “Fund”), appointed Matthew JK Runkle as President of the Fund, effective immediately. Mr. Runkle will continue to serve as the Fund’s Head of Acquisitions. Concurrent with this appointment and effective immediately, Kurt Summers departed his role as the Fund’s President. Mr. Summers’ departure was not related to the Company’s financial or operating results or to any disagreements or concerns regarding the Company’s financial or reporting practices.

Matthew JK Runkle, 47, has served as the Head of Acquisitions of the Fund since March 2025. He is also a Senior Managing Director and Head of Power and Midstream within Blackstone’s Infrastructure group. Since joining Blackstone in 2017, Mr. Runkle has been involved in the execution of Blackstone investments, including Invenergy Renewables, a partnership with NextEra, Cheniere Energy Partners, and Tallgrass Energy. Before joining Blackstone, Mr. Runkle spent 15 years at ArcLight Capital Partners, a private equity firm focused on energy infrastructure investments. While at ArcLight, Mr. Runkle sourced, executed, and actively managed investments in assets and companies across the power and midstream sectors. Prior to that, Mr. Runkle began his career at The NorthBridge Group as an Analyst, where he focused on corporate strategy for vertically integrated utilities. Mr. Runkle serves as a director of Tallgrass Energy and Cheniere Energy Partners, L.P. Mr. Runkle previously served as a director of Cheniere Energy, Inc. from 2023 to 2024. Mr. Runkle received a B.S. in Geology and Geophysics from Yale University.

Mr. Runkle is a Senior Managing Director in the Infrastructure group of Blackstone and was requested by Blackstone to serve as the Fund’s President. There are no family relationships between Mr. Runkle and any director or executive officer of the Fund and there are no transactions between Mr. Runkle and the Fund that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE INFRASTRUCTURE STRATEGIES L.P.
Date: January 2, 2026

	By:	/s/ Kate O’Neil
	Name:	Kate O’Neil
	Title:	Chief Legal Officer